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                                                                    Exhibit 99.1

                                  Certification
 Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (Subsections (a) and
        (b) of Section 1350, Chapter 63 of Title 18, United States Code)

Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (Subsections (a) and
(b) of Section 1350, Chapter 63 of Title 18, United States Code), each of the undersigned officers of Immunomedics, Inc., a Delaware corporation (the "Company"), does hereby certify, to such officer's knowledge, that:

The Form 10-Q for the quarter ended December 31, 2003 (the "Form 10-Q") of the Company fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, and the information contained in the Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated:   February 13, 2003            /s/ Cynthia L. Sullivan
                                      -----------------------
                                          Cynthia L. Sullivan
                                          President and Chief Executive Officer

Dated:   February 13, 2003            /s/ Gerard G. Gorman
                                      --------------------
                                          Gerard G. Gorman
                                          Vice President, Finance, and
                                          Chief Financial Officer

The foregoing certification is being furnished solely pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (Subsections (a) and (b) of Section 1350, Chapter 63 of Title 18, United States Code) and is not being filed as part of a separate disclosure document.